DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2024
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

4. DISCONTINUED OPERATIONS

In January 2023, we ceased operations of the NFT business and its related blockchain-based online game, MetaGoal. The decision to cease operations of the NFT business was primarily a result of unfavorable financial performance. We experienced revenue growth in 2021. However, NFT businesses heavily rely on the overall cryptocurrency market atmosphere. 2022 was a bear market for cryptocurrency compared to 2021. The Group began to seek a buyer for this business in the first half of 2023. NFTStar Singapore Pte. Ltd. (the parent company of the NFT business group) was sold on October 13, 2023. Since we met the criteria of discontinued operation, we presented and included the Assets and Liabilities for NFTStar Singapore Pte. Ltd. and its subsidiaries as held for sale assets and liabilities. The Group has recorded a gain on disposal of discontinued operations of RMB158.8 million (US$22.4 million) on October 13, 2023, the sale date.

The results of operations related to the Disposal Group are reported as discontinued operations for the years ended December 31, 2024 2023 and 2022

The results of operations of the Disposal Group for the years ended December 31, 2022, 2023, and 2024 are comprised of the following:

	2022	2023	2024	2024
	RMB	RMB	RMB	USD
	(in thousands)
Revenues	10,034	26	—	—
Cost of sales	(29,296)	(278)	—	—
Sales and marketing	(115,090)	—	—	—
General and administrative	(16,339)	(1,106)	—	—
Impairment on advance and other assets	(135,568)	(607)	—	—
Loss from operations	(286,259)	(1,965)	—	—

Interest income	127	—	—	—
Foreign currency exchange loss	(9)	(4)	—	—
Other (expenses) income, net	54	13	—	—
Loss from discontinued operations	(286,087)	(1,956)	—	—